SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 29, 2004

                                   __________


                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                      024996                    13-3645702
     (State or other              (Commission file            (I.R.S. employer
     jurisdiction of                   number)               identification no.)
     incorporation or
      organization)


      805 Third Avenue,
  New York, New York 10022                                            10022
    (Address of principal                                           (Zip code)
     executive offices)

       Registrant's telephone number, including area code: (212) 271-7640

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                          INTERNET COMMERCE CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Item 2.02      Results of Operations and Financial Condition..................3

Item 9.01      Exhibits.......................................................3

Signature.....................................................................4






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


Item 2.02      Results of Operations and Financial Condition.

        On October 29, 2004, the Registrant issued a press release announcing its financial results for the quarter and fiscal year ended July 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.

        The information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01      Exhibits.

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Exhibits

               Exhibit No.   Description
               -----------   -----------

               99.1 Press Release, dated October 29, 2004, entitled "ICC Announces Fourth Quarter and Fiscal 2004 Financial Results."




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

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, Internet Commerce Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   October 29, 2004

                                             INTERNET COMMERCE CORPORATION


                                             By: /s/ Michael Piccinnini
                                                ------------------------------
                                                Michael Piccinnini
                                                Acting Chief Financial Officer




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


                                  Exhibit Index
                                  -------------


        Exhibit No.     Description
        -----------     -----------

           99.1 Press Release of Internet Commerce Corporation, dated October 29, 2004.






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